EXHIBIT 32.1

CERTIFICATION ACCOMPANYING ANNUAL REPORT ON FORM 10-K
OF
GREENLIGHT CAPITAL RE, LTD.
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(CHAPTER 63, TITLE 18 U.S.C. SS.SS. 1350)

I, Leonard Goldberg, hereby certify that the annual report on Form 10-K for the year ended December 31, 2009 of Greenlight Capital Re, Ltd., fully complies with the applicable reporting requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended and that the information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Greenlight Capital Re, Ltd.

Date: February 24, 2010	/s/ Leonard Goldberg
Name: Leonard Goldberg Title: Chief Executive Officer